UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2019

GTJ REIT, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-136110	20-5188065
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Hempstead Avenue, West Hempstead, New York 11552
(Address of principal executive offices) (Zip Code)

(516) 693-5500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_____________________________________________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective October 1, 2019, the board of directors (the “Board”) of GTJ REIT, Inc., a Maryland corporation (the “Company”), voted to increase the size of the Board, effective immediately, from seven directors to eight directors, creating a vacancy in a Class III director position, and appointed Brandon Konigsberg to the Board to fill the vacancy. Mr. Konigsberg will serve as a Class III director on the Board until the Company’s 2020 annual meeting of stockholders or until his successor is duly elected and qualified.  Mr. Konigsberg has not been appointed to any committees of the Board.

Mr. Konigsberg will receive compensation for his service as a director consistent with the compensation paid to the other non-officer directors of the Company, which includes an annual cash retainer of $35,000, payable quarterly in arrears, $1,000 for each Board meeting attended, and an annual grant of $35,000 in shares of restricted common stock issued pursuant to the GTJ REIT, Inc. 2017 Incentive Award Plan.

There are no arrangements or understandings between Mr. Konigsberg and any other person pursuant to which Mr. Konigsberg was elected to serve as a director.  Mr. Konigsberg does not have a direct or indirect material interest in any transaction or proposed transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Konigsberg, age 48, currently serves as Managing Director at JP Morgan Chase & Co., a global financial services firm.  He has been with JP Morgan Chase & Co. since 1996.   Prior to joining JP Morgan Chase & Co., Mr. Konigsberg was an auditor at Goldstein, Golub and Kessler, PC.  He received a Bachelor of Arts in Accounting from University of Albany and a Masters in Business Administration from New York University Stern School of Business.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 2, 2019

GTJ REIT, Inc.

By: /s/ Louis Sheinker

       Louis Sheinker
       President and Chief Operating Officer